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                                                                   EXHIBIT 10.23

                            THIRD AMENDMENT TO LEASE


                  This THIRD AMENDMENT TO LEASE (hereinafter called "Third Amendment") is made and entered into as of the 1st day of September, 1999 by and between EBS BUILDING, L.L.C., a Delaware limited liability company ("Landlord"), and STIFEL FINANCIAL CORP., a Delaware corporation, and STIFEL, NICOLAUS & COMPANY, INCORPORATED, a Missouri corporation (collectively referred to as "Tenant").

                                   WITNESSETH:

                  WHEREAS, Landlord and Tenant entered into a certain Standard Office Lease dated September 30, 1998 for certain premises located in the building known and numbered as 500 Washington Avenue, St. Louis, Missouri, which Standard Office Lease was amended by that certain First Amendment to Lease dated as of December 1, 1998 and further amended by that certain Second Amendment to Lease dated as of February 1, 1999 (hereinafter collectively referred to as the "Lease"); and

                  WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein; and

                  WHEREAS, Landlord and Tenant desire to amend said Lease as hereinafter set forth;

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    1. Section 1.17 of the Lease is hereby
amended by adding a new subsection (b) thereto which shall read as follows:

                                    (b) Notwithstanding the provisions of
                  Section 1.17(a) above, from and after September 1, 1999, the aggregate number of parking spaces to which Tenant would otherwise be entitled under the formula set forth in Section 1.17(a) above shall be reduced by twenty (20) unreserved parking spaces in the St. Louis Centre Garage. Tenant's obligation to pay monthly rent under Section 1.18 of the Lease for such twenty (20) spaces shall terminate on and as of such day and Tenant shall return the St. Louis Centre Garage parking access cards, if any, applicable to such spaces to Landlord by September 15, 1999. By this surrender of twenty
                  (20) parking spaces in the St. Louis Centre Garage, Tenant forfeits any present and future right to the exclusive or nonexclusive use of said 20 parking spaces, which forfeiture shall be effective for the Term of the Lease, as amended from time to time.




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                  2. Miscellaneous.

                  a. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts, taken together, shall constitute but one and the same instrument. Facsimile signatures on any counterpart shall be effective as an original signature, but the parties hereto agree to deliver to the other original signatures within thirty (30) days after the date of this Third Amendment.

                  b. Except as expressly amended and modified hereby, all of the terms and provisions of this Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

                  c. This Third Amendment shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Third Amendment to Indenture of Lease as of the day and year first written above.

                                    LANDLORD:

                                    EBS BUILDING, L.L.C.

                                    By: PricewaterhouseCoopers LLP, its Manager

                                    By: /s/ KEITH F. COOPER
                                       ----------------------------------------
                                       Name: Keith F. Cooper
                                            -----------------------------------
                                       Title: Partner
                                             ----------------------------------


                                    TENANT:

                                    STIFEL FINANCIAL CORP.

                                    By: /s/ JAMES M. ZEMLYAK
                                       ----------------------------------------
                                       Name: James M. Zemlyak
                                            -----------------------------------
                                       Title: SVP-CFO
                                             ----------------------------------


                                    STIFEL, NICOLAUS & COMPANY,
                                    INCORPORATED

                                    By: /s/ JAMES M. ZEMLYAK
                                       ----------------------------------------
                                       Name: James M. Zemlyak
                                            -----------------------------------
                                       Title: SVP-CFO
                                             ----------------------------------


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